Exhibit 10(e)

AMENDMENT NUMBER FOUR

TO

GRANTOR TRUST AGREEMENT

THIS AGREEMENT, made as of the thirty-first day of January, 1996, by and between THE BANK OF NEW YORK COMPANY, INC., a corporation organized and existing under the laws of the State of New York (hereinafter referred to as the “Company”), and THE CHASE MANHATTAN BANK, N.A., a corporation organized and existing under the laws of the United States of America (hereinafter referred to as the “Trustee”),

W  I  T  N  E  S  S  E  T  H  :

WHEREAS, the Company and the Trustee entered into a Grantor Trust Agreement dated as of November 16, 1993 (as amended from time to time, the “Agreement”);

WHEREAS, United States Trust Company of New York has merged into The Chase Manhattan Bank, N.A. which has assumed United States Trust Company of New York’s obligations under the Agreement by operation of law;

WHEREAS, Article TWELFTH of the Agreement provides that the Company may amend the Agreement; and

WHEREAS, the Company desires to amend Exhibit I to the Agreement;

NOW, THEREFORE, the Company and the Trustee agree that the Agreement is amended as follows, effective as of February 1, 1996:

Exhibit I to the Agreement is hereby amended by deleting Exhibit I in its entirety and substituting therefor Exhibit I in the form attached hereto.

IN WITNESS WHEREOF, the parties hereto have caused this agreement to be executed in their respective names by their duly authorized officers under their corporate seals as of the day and year first above written.

ATTEST:	THE BANK OF NEW YORK COMPANY, INC.

/s/ THOMAS E. ANGERS	/s/ DENO D. PAPAGEORGE

Deno D. Papageorge Senior Executive Vice President

ATTEST:	THE CHASE MANHATTAN BANK, N.A.

/s/ WILLIAM SCHRODER	By:	/s/ MARTHA C. DOLAN

Martha C. Dolan Vice President

Exhibit 10(e)

EXHIBIT I

1.	The Bank of New York Company, Inc. Excess Benefit Plan

2.	The Bank of New York Company, Inc. Supplemental Executive Retirement Plan

3.	Agreements between The Bank of New York Company, Inc. and the following persons:

Individual	Date of Agreement
Samuel F. Chevalier	October 11, 1994
Richard D. Field	October 11, 1994
Alan R. Griffith	October 11, 1994
Joseph A. Grimaldi	April 11, 1995
Gerald L. Hassell	April 11, 1995
Newton P.S. Merrill	October 11, 1994
Robert J. Mueller	October 11, 1994
Richard A. Pace	October 11, 1994
Thomas A. Renyi	October 11, 1994